Exhibit 10.45

FOURTH AMENDMENT (2004-1) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2002 (the “Plan”), the Plan is hereby amended, effective as of the dates set forth below, as follows:

1.             Effective January 1, 2005, Section 4.1(a)(11) of Exhibit B (Spectra Strip) is amended in its entirety as follows:

(11)         Spectra Strip Division

Date of
Severance from Service	Benefit Amount
January 1, 1980	$13.00
November 1, 1987	$14.00
January 1, 2002	$17.00
January 1, 2003	$19.00
January 1, 2005 or later	$20.00

*Only service after January 1, 1980 is considered, except for Employees at Garden Grove, California, for whom service after January 1, 1986 will not be considered.

2.             Effective January 1, 2005, Section 4.1(a)(1) of Exhibit D (Chatham Hourly) is amended by (a) substituting the following subsections (xi) — (xii) for the existing subsections (xi) — (xii), and (b) adding the following new subsection (xiii):

(xi)                                $17.25, for Participants terminating employment on or after January 1, 2002 but prior to January 1, 2003;

(xii)                             $18.25, for Participants terminating employment on or after January 1, 2003 but prior to January 1, 2005; or

(xiii)                          $20.00, for Participants terminating employment on or after January 1, 2005.

3.             Effective January 1, 2005, Section 4.1(a)(2) of Exhibit D (Liberty Hourly) is amended in its entirety to read as follows:

(2)           Times Fiber Communications, Inc. – – Employees at Liberty, North Carolina.  An amount equal to

(i)                                     $18.00, for Participants terminating employment prior to January 1, 2005; or

(ii)                                  $20.00, for Participants terminating employment on or after January 1, 2005.

4.             Effective January 1, 2005, Section 4.1(a)(1) of Exhibit H (Sidney Hourly) is amended by (a) adding the following new subsection (i), (b) substituting the following subsection (ii) for the existing subsection (i), and (c) renumbers existing subsections (ii) – (viii) as subsections (iii) – (ix).  As amended, the provision reads as follows:

(i)                                     $30.00 for Participants terminating employment in the Eligible Class on or after January 1, 2005;

(ii)                                  $26.50 for Participants terminating employment in the Eligible Class on or after January 1, 2002, but prior to January 1, 2005;

(iii)                               $23.50 for Participants terminating employment in the Eligible Class on or after January 1, 1999, but prior to January 1, 2002;

(iv)                              $20.50 for Participants terminating employment in the Eligible Class on or after November 1, 1997 but prior to January 1, 1999;

(v)                                 $20.00 for Participants terminating employment in the Eligible Class on or after November 1, 1996 but prior to November 1, 1997;

(vi)                              $19.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1993 but prior to November 1, 1996;

(vii)                           $18.50 for Participants terminating employment in the Eligible Class subsequent to October 31, 1990 but prior to November 1, 1993;

(viii)                        $18.00 for Participants terminating employment in the Eligible Class subsequent to November 4, 1989 but prior to November 1, 1990; or

(ix)                                $17.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1987 but prior to November 5, 1989;

AMPHENOL CORPORATION

BY:	/s/ Edward C. Wetmore
Edward C. Wetmore
Its: Secretary and General Counsel